EXHIBIT 23

           CONSENT OF ARTHUR ANDERSEN LLP
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           CONSENT OF INDEPENDENT PUBLIC ACCOUTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement, of our report dated January 21, 1997, incorporated by reference in Independent Bank Corp's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
July 8, 1997